UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3158

Smith Barney Fundamental Value Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  September 30
Date of reporting period: September 30, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                          FUNDAMENTAL VALUE FUND INC.

            CLASSIC SERIES  |  ANNUAL REPORT  |  SEPTEMBER 30, 2003



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed./R/ is a registered service mark of Citigroup Global Markets Inc.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO]
JOHN G. GOODE
PORTFOLIO MANAGER



[PHOTO]
PETER J. HABLE
PORTFOLIO MANAGER

       Classic Series
 [GRAPHIC]


 Annual Report .  September 30, 2003

 SMITH BARNEY FUNDAMENTAL
 VALUE FUND INC.

      JOHN G. GOODE

      John G. Goode has more than 34 years of securities business experience and has managed the Fund since 1990. Education: BA in Economics, MBA from Stanford University.

      PETER J. HABLE

      Peter J. Hable has more than 20 years of securities business experience. Mr. Hable holds a BS in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

      FUND FACTS

      FUND INCEPTION
      ---------------------------------------
      November 12, 1981

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      ---------------------------------------
      34 Years (John G. Goode)
      20 Years (Peter J. Hable)


What's Inside

Letter from the Chairman..............................................  1
Fund Performance......................................................  3
Historical Performance................................................  4
Schedule of Investments...............................................  5
Statement of Assets and Liabilities................................... 10
Statement of Operations............................................... 11
Statements of Changes in Net Assets................................... 12
Notes to Financial Statements......................................... 13
Financial Highlights.................................................. 19
Independent Auditors' Report.......................................... 21
Additional Information................................................ 22

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken, CFA

                              R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer


Dear Shareholder,

I am pleased to report that your fund, the Smith Barney Fundamental Value Fund (Class A Shares), performed favorably during the year ended September 30, 2003. The fund gained 34.06% versus 25.92% for the fund's principal benchmark, the unmanaged Russell 3000 Index/i/, and 24.37% for the unmanaged S&P 500 Index./ii/ The fund also outperformed its Lipper peer group of multi-cap value funds, which had an average return of 24.67%./1/

Over the last 15 months, we believed that the unprecedented amount of monetary and fiscal stimulus would lift the U.S. economy. Given the tax cuts of 2001 and 2003 and with the monetary authorities well along the road to cutting interest rates a record thirteen times, it seemed to us that our government was going to "throw everything but the kitchen sink" at the economy in its attempt to revive growth. As a result, our focus has been on those companies likely to benefit from an economic recovery. That emphasis hurt our performance in the last quarter of fiscal 2002, when the market went into a free fall, but has been quite helpful in the last 12 months.
Our focus on economically sensitive companies resulted in the fund having greater exposure than its Russell 3000 benchmark to three main sectors: Information Technology, Consumer Discretionary and Materials. Our heavier weightings in these areas were largely responsible for the fund's outperformance versus the benchmark.

During the past year the fund made significant purchases in several Information Technology firms, including chipmaker Intel, personal computer manufacturer Hewlett Packard, and mobile phone maker Nokia. In the Consumer Discretionary area, we added to our holdings in toymaker Hasbro and food retailer Costco Wholesale. In Materials, the fund bought sizeable positions in Newmont Mining and Dow Chemical. We also made some selected purchases in Financials and Health Care, even though the fund had less exposure to these sectors than its benchmark.

Principal sales in the year just completed included McDonald's, EDS, Toys R Us, Agere Systems, Countrywide Credit, Cablevision, LSI Logic, B.J. Services, ICN Pharmaceuticals, St. Paul Companies, Callaway Golf, Healthnet, First American Financial, Maxtor, Royal Caribbean Lines and Paccar.

/1/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended September 30, 2003, calculated among 458 funds in the multi-cap value funds category with reinvestment of dividends and capital gains excluding sales charges.


        1 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

We believe Fundamental Value Fund is well positioned with regard to the economic and political (geopolitical) factors likely to be in place in the next few years.

For a more detailed overview of your fund, please read the accompanying letter from your fund's managers. As always, thank you for your continued confidence in our stewardship of your assets.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

October 19, 2003




The information provided in this letter by the Investment Adviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Portfolio holdings and breakdowns are as of September 30, 2003 and are subject to change. Please refer to pages 5 through 9 for a list and percentage breakdown of the fund's holdings.
/i /Russell 3000 Index measures the performance of the 3,000 largest U.S.
    companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
/ii/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

        2 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)



                                        Without Sales Charges/(1)/
                                    ------------------------------
                                    Class A Class B Class L Class Y
--------------------------------------------------------------------
Twelve Months Ended 9/30/03          34.06%  32.92%  32.92%  34.66%
-------------------------------------------------------------------
Five Years Ended 9/30/03              8.61    7.75    7.75    9.01
-------------------------------------------------------------------
Ten Years Ended 9/30/03              10.26    9.43    9.45     N/A
-------------------------------------------------------------------
Inception* through 9/30/03           12.26   10.68    9.60    9.72**
-------------------------------------------------------------------

                                         With Sales Charges/(2)/
                                    ------------------------------
                                    Class A Class B Class L Class Y
--------------------------------------------------------------------
Twelve Months Ended 9/30/03          27.39%  27.92%  30.58%  34.66%
-------------------------------------------------------------------
Five Years Ended 9/30/03              7.50    7.60    7.54    9.01
-------------------------------------------------------------------
Ten Years Ended 9/30/03               9.70    9.43    9.34     N/A
-------------------------------------------------------------------
Inception* through 9/30/03           12.00   10.68    9.49    9.72**
-------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                              Without Sales Charges/(1)/
------------------------------------------------------------------------
Class A (9/30/93 through 9/30/03)                      165.54%
----------------------------------------------------------------------
Class B (9/30/93 through 9/30/03)                      146.15
----------------------------------------------------------------------
Class L (9/30/93 through 9/30/03)                      146.59
----------------------------------------------------------------------
Class Y (Inception* through 9/30/03)                   103.66**
----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
 * Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ** During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 30, 1996, which represents the date new share purchases were made into this class.

        3 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class A Shares of the Smith Barney Fundamental Value Fund Inc. vs.
S&P 500 Index, Russell 3000 Index and Lipper Multi-Cap Value Funds Average+
--------------------------------------------------------------------------------
                       September 1993 -- September 2003

                                     [CHART]

          Smith Barney
          Fundamental
        Value Fund Inc. -                   Russell 3000     Lipper Multi-Cap
         Class A Shares     S&P 500 Index      Index       Value Funds Average
        -----------------   -------------  ------------   -------------------
Sep-93      $ 9,503           $10,000        $10,000           $10,000
Sep-94        9,974            10,368         10,255            10,441
Sep-95       11,959            13,448         13,262            12,992
Sep-96       13,720            16,180         15,784            15,114
Sep-97       17,771            22,721         21,887            20,825
Sep-98       16,698            24,786         22,900            19,588
Sep-99       22,904            31,674         28,930            23,140
Sep-00       30,130            35,877         34,195            26,547
Sep-01       24,550            26,331         24,651            24,623
Sep-02       18,824            20,943         20,011            20,685
Sep-03       25,235            26,047         25,199            25,764


+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1993, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2003. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The Lipper Multi-Cap Value Funds Average is composed of the Fund's peer group of mutual funds (458 funds as of September 30, 2003). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        4 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                      SEPTEMBER 30, 2003




  SHARES                     SECURITY                       VALUE
---------------------------------------------------------------------
COMMON STOCK -- 96.9%
Aerospace and Defense -- 3.1%
  1,115,400 The Boeing Co.                                $38,291,682
  1,435,100 Honeywell International, Inc.                  37,814,885
  1,600,000 Raytheon Co.                                   44,800,000
---------------------------------------------------------------------
                                                          120,906,567
---------------------------------------------------------------------
Auto Components -- 0.7%
  2,990,000 Delphi Corp.                                   27,059,500
---------------------------------------------------------------------
Banks -- 1.5%
    640,500 The Bank of New York Co., Inc.                 18,644,955
  1,000,000 Bank One Corp.                                 38,650,000
---------------------------------------------------------------------
                                                           57,294,955
---------------------------------------------------------------------
Beverages -- 0.7%
    602,212 PepsiCo, Inc.                                  27,599,376
---------------------------------------------------------------------
Biotechnology -- 1.3%
  2,941,521 Aphton Corp. (a)                               16,501,933
  1,049,999 Enzo Biochem, Inc. (a)                         20,485,481
  3,000,000 Genelabs Technologies, Inc. (a)                 4,620,000
    274,700 SciClone Pharmaceuticals, Inc. (a)(b)           2,170,130
    713,700 XOMA Ltd. (a)(b)                                5,281,380
---------------------------------------------------------------------
                                                           49,058,924
---------------------------------------------------------------------
Chemicals -- 4.6%
  1,530,420 Cabot Corp. (b)                                43,632,274
    705,600 Crompton Corp. (b)                              4,099,536
  1,500,000 The Dow Chemical Co.                           48,810,000
  2,150,000 Engelhard Corp. (b)                            59,490,500
    229,700 Olin Corp. (b)                                  3,633,854
    675,000 Rohm & Haas Co. (b)                            22,578,750
---------------------------------------------------------------------
                                                          182,244,914
---------------------------------------------------------------------
Commercial Services and Supplies -- 2.5%
    548,300 NDCHealth Corp. (b)                            11,486,885
  1,684,600 Sabre Holdings Corp., Class A Shares (a)(b)    36,202,054
  2,000,000 Waste Management, Inc. (b)                     52,340,000
---------------------------------------------------------------------
                                                          100,028,939
---------------------------------------------------------------------
Communications Equipment -- 5.3%
  4,280,000 3Com Corp. (a)                                 25,252,000
 15,000,000 Lucent Technologies, Inc. (a)(b)               32,400,000
  7,450,000 Motorola, Inc. (b)                             89,176,500
  4,000,000 Nokia Oyj, Sponsored ADR (b)                   62,400,000
---------------------------------------------------------------------
                                                          209,228,500
---------------------------------------------------------------------
Computers and Peripherals -- 3.4%
  3,400,000 Hewlett-Packard Co.                            65,824,000
    603,874 International Business Machines Corp.          53,340,190
  1,321,800 Maxtor Corp. (a)                               16,086,306
---------------------------------------------------------------------
                                                          135,250,496
---------------------------------------------------------------------

                      See Notes to Financial Statements.

        5 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2003



  SHARES                           SECURITY                           VALUE
---------------------------------------------------------------------------------
Diversified Financials -- 4.5%
  1,700,100    American Express Co.                              $    76,606,506
    558,000    Merrill Lynch & Co., Inc.                              29,869,740
    600,400    Morgan Stanley                                         30,296,184
    845,705    State Street Corp. (b)                                 38,056,725
-----------------------------------------------------------------------------
                                                                     174,829,155
-----------------------------------------------------------------------------
Diversified Telecommunication Services -- 2.4%
  2,500,000    Nippon Telegraph & Telephone Corp., Sponsored ADR      56,600,000
  1,700,000    SBC Communications, Inc.                               37,825,000
-----------------------------------------------------------------------------
                                                                      94,425,000
-----------------------------------------------------------------------------
Electronic Equipment and Instruments -- 4.0%
  3,350,000    Agilent Technologies, Inc. (a)(b)                      74,068,500
 14,000,000    Solectron Corp. (a)                                    81,900,000
-----------------------------------------------------------------------------
                                                                     155,968,500
-----------------------------------------------------------------------------
Energy Equipment and Services -- 1.7%
  2,000,000    GlobalSantaFe Corp.                                    47,900,000
    739,800    Halliburton Co. (b)                                    17,940,150
-----------------------------------------------------------------------------
                                                                      65,840,150
-----------------------------------------------------------------------------
Food and Drug Retailing -- 0.8%
  1,439,700    Safeway, Inc. (a)(b)                                   33,026,718
-----------------------------------------------------------------------------
Healthcare Providers and Services -- 1.9%
  1,097,200    McKesson Corp. (b)                                     36,525,788
    271,900    United American Healthcare Corp. (a)                      878,237
    700,000    UnitedHealth Group Inc. (b)                            35,224,000
-----------------------------------------------------------------------------
                                                                      72,628,025
-----------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 2.4%
  2,225,000    Carnival Corp. (b)                                     73,180,250
  1,400,000    Extended Stay America, Inc. (a)(b)                     20,902,000
-----------------------------------------------------------------------------
                                                                      94,082,250
-----------------------------------------------------------------------------
Household Durables -- 0.7%
  3,000,000    Fleetwood Enterprises, Inc. (a)                        27,810,000
-----------------------------------------------------------------------------
Insurance -- 8.5%
    637,600    The Allstate Corp.                                     23,291,528
    884,600    Ambac Financial Group, Inc. (b)                        56,614,400
    735,000    American International Group, Inc. (b)                 42,409,500
    810,000    The Chubb Corp. (b)                                    52,552,800
    725,600    The Hartford Financial Services Group, Inc. (b)        38,188,328
    600,000    MBIA Inc. (b)                                          32,982,000
  1,000,000    MGIC Investment Corp. (b)                              52,070,000
    750,000    Radian Group Inc.                                      33,300,000
-----------------------------------------------------------------------------
                                                                     331,408,556
-----------------------------------------------------------------------------
Internet Software and Services -- 0.7%
  4,380,000    RealNetworks, Inc. (a)(b)                              28,689,000
-----------------------------------------------------------------------------
IT Consulting and Services -- 1.7%
  5,000,000    Unisys Corp. (a)                                       67,650,000
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.

        6 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2003



  SHARES                                  SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
Leisure Equipment and Products -- 3.0%
  1,125,900 Eastman Kodak Co. (b)                                                  $    23,576,346
  3,000,000 Hasbro, Inc. (b)                                                            56,040,000
  2,000,000 Mattel, Inc.                                                                37,920,000
-------------------------------------------------------------------------------------------------
                                                                                       117,536,346
-------------------------------------------------------------------------------------------------
Machinery -- 1.8%
    700,000 Caterpillar Inc. (b)                                                        48,188,000
    453,300 Ingersoll-Rand Co., Class A Shares (b)                                      24,224,352
-------------------------------------------------------------------------------------------------
                                                                                        72,412,352
-------------------------------------------------------------------------------------------------
Media -- 9.2%
  4,500,000 AOL Time Warner, Inc.+ (a)                                                  67,995,000
  1,700,000 Comcast Corp., Class A Shares (a)                                           50,218,000
  1,200,000 Cox Communications, Inc., Class A Shares (a)(b)                             37,944,000
  5,750,000 Liberty Media Corp., Class A Shares (a)                                     57,327,500
  2,500,000 Metro-Goldwyn-Mayer Inc. (a)(b)                                             38,350,000
  1,750,000 News Corp. Ltd., Sponsored ADR (b)                                          57,400,000
  2,500,000 The Walt Disney Co. (b)                                                     50,425,000
-------------------------------------------------------------------------------------------------
                                                                                       359,659,500
-------------------------------------------------------------------------------------------------
Metals and Mining -- 5.8%
  2,425,000 Alcoa Inc. (b)                                                              63,438,000
    915,900 Allegheny Technologies, Inc. (b)                                             5,999,145
  2,000,000 Brush Engineered Materials, Inc. (a)(b)                                     20,500,000
  1,600,000 Newmont Mining Corp. (b)                                                    62,544,000
    500,000 Nucor Corp. (b)                                                             22,940,000
  1,337,700 RTI International Metals, Inc. (a)(b)                                       14,072,604
  2,000,000 United States Steel Corp.                                                   36,760,000
-------------------------------------------------------------------------------------------------
                                                                                       226,253,749
-------------------------------------------------------------------------------------------------
Multiline Retail -- 0.5%
    573,400 Costco Wholesale Corp. (a)                                                  17,821,272
-------------------------------------------------------------------------------------------------
Multi-Utilities -- 0.3%
  1,374,100 The Williams Cos., Inc. (b)                                                 12,944,022
-------------------------------------------------------------------------------------------------
Office Electronics -- 0.6%
  3,166,500 IKON Office Solutions, Inc.                                                 23,147,115
-------------------------------------------------------------------------------------------------
Oil and Gas -- 2.7%
    855,000 Anadarko Petroleum Corp.                                                    35,704,800
  1,000,000 ChevronTexaco Corp.                                                         71,450,000
-------------------------------------------------------------------------------------------------
                                                                                       107,154,800
-------------------------------------------------------------------------------------------------
Paper and Forest Products -- 2.4%
  1,481,400 Georgia Pacific Corp. (b)                                                   35,909,136
    135,200 PT Toba Pulp Lestari Tbk, Sponsored ADR (a)                                          0
  1,000,000 Weyerhaeuser Co. (b)                                                        58,450,000
-------------------------------------------------------------------------------------------------
                                                                                        94,359,136
-------------------------------------------------------------------------------------------------
Pharmaceuticals -- 10.0%
  1,500,000 Abbott Laboratories                                                         63,825,000
  1,155,540 Amarin Corp. PLC, Sponsored ADR (a)                                          3,119,958
    614,000 Bentley Pharmaceuticals, Inc. (a)(b)                                         9,977,500

                      See Notes to Financial Statements.

        7 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2003


  SHARES                         SECURITY                           VALUE
------------------------------------------------------------------------------
Pharmaceuticals -- 10.0% (continued)
  1,562,000 Bristol-Myers Squibb Co.                           $    40,080,920
  2,000,000 Genelabs Technologies, Inc. (a)(c)                       3,080,000
    256,000 GlaxoSmithKline PLC, Sponsored ADR (b)                  10,854,400
  1,400,000 Johnson & Johnson                                       69,328,000
    357,142 Lynx Therapeutics, Inc.                                  1,821,424
    798,000 Merck & Co., Inc.                                       40,394,760
  1,111,110 NexMed, Inc. (a)                                         4,499,996
  2,225,000 Pfizer Inc.                                             67,595,500
  1,555,600 Schering-Plough Corp.                                   23,707,344
  1,184,000 Wyeth                                                   54,582,400
------------------------------------------------------------------------------
                                                                   392,867,202
------------------------------------------------------------------------------
Real Estate -- 0.1%
    183,100 The St. Joe Co.                                          5,873,848
------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 4.8%
  2,100,000 Intel Corp. (b)                                         57,771,000
  1,482,600 Lattice Semiconductor Corp. (a)(b)                      10,541,286
    500,000 Pixelworks, Inc. (a)(b)                                  4,310,000
  7,125,000 Taiwan Semiconductor Manufacturing Co. Ltd. (a)(b)      77,163,750
  1,600,986 Texas Instruments Inc. (b)                              36,502,481
------------------------------------------------------------------------------
                                                                   186,288,517
------------------------------------------------------------------------------
Software -- 0.8%
  3,840,000 Micromuse, Inc. (a)(b)                                  31,411,200
------------------------------------------------------------------------------
Specialty Retail -- 1.7%
  1,003,900 The Gap, Inc. (b)                                       17,186,768
  1,500,000 The Home Depot, Inc.                                    47,775,000
------------------------------------------------------------------------------
                                                                    64,961,768
------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.8%
  1,500,000 Vodafone Group PLC, Sponsored ADR (b)                   30,375,000
------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $3,364,017,734)                             3,798,095,352
------------------------------------------------------------------------------
FOREIGN STOCK -- 1.9%
Canada -- 0.1%
    400,000 WGI Heavy Minerals, Inc. (a)                             2,487,967
------------------------------------------------------------------------------
Japan -- 1.8%
      6,905 Mitsubishi Tokyo Financial Group, Inc.                  43,692,726
    800,000 SONY CORP. (b)                                          28,003,411
------------------------------------------------------------------------------
                                                                    71,696,137
------------------------------------------------------------------------------
            TOTAL FOREIGN STOCK
            (Cost -- $71,802,466)                                   74,184,104
------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.3%
    649,266 Solectron Corp. (a)                                     10,823,264
     54,818 Webforia Inc. (a)                                                0
------------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $14,447,857)                                   10,823,264
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        8 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 2003


   FACE
  AMOUNT                                  SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 0.3%
Chemicals and Plastics -- 0.3%
$ 5,000,000 Aphton Corp., Guaranteed Notes, 6.000% due 3/31/05 (a)                 $   11,220,000
------------------------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS AND NOTES (Cost -- $5,012,889)                       11,220,000
------------------------------------------------------------------------------------------------

 WARRANTS                                 SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
WARRANTS (a)(c) -- 0.0%
    360,000 Aphton Corp., Expire 3/31/08                                                1,047,600
    600,000 Genelabs Technologies, Inc., Expire 5/1/08                                     24,000
  1,000,000 Lynx Therapeutics, Inc., Expire 4/29/07                                             0
    222,222 NexMed, Inc., Expire 6/28/04                                                  275,556
     10,719 Webforia Inc., Expire 7/14/05                                                       0
------------------------------------------------------------------------------------------------
            TOTAL WARRANTS (Cost -- $0)                                                 1,347,156
------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                  SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
$25,323,000 Goldman, Sachs & Co., 0.950% due 10/1/03; Proceeds at maturity --
              $25,323,668; (Fully collateralized by U.S. Treasury Strips, Notes and Bonds, 1.625% to 12.375% due 5/15/04 to 4/15/28; Market value
              -- $25,829,468) (Cost -- $25,323,000)                                    25,323,000
------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0% (Cost -- $3,480,603,946*)                  $3,920,992,876
------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 6).
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
+ Subsequent to the reporting period, the company changed its name to Time
  Warner Inc.
* Aggregate cost for Federal income tax purposes is $3,494,863,099.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt

 LOANED SECURITIES COLLATERAL                                 SEPTEMBER 30, 2003

    FACE
   AMOUNT                               SECURITY                                VALUE
-----------------------------------------------------------------------------------------
$391,377,976 State Street Navigator Securities Lending Trust Prime Portfolio
             (Cost -- $391,377,976)                                          $391,377,976
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        9 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                          SEPTEMBER 30, 2003


ASSETS:
  Investments, at value (Cost -- $3,480,603,946)             $3,920,992,876
  Cash                                                                  420
  Loaned securities collateral, at value (Cost --
   $391,377,976) (Note 6)                                       391,377,976
  Receivable for securities sold                                 21,306,849
  Receivable for Fund shares sold                                 7,982,808
  Dividends and interest receivable                               3,324,108
  Prepaid expenses                                                   27,511
---------------------------------------------------------------------------
  Total Assets                                                4,345,012,548
---------------------------------------------------------------------------
LIABILITIES:
  Payable for loaned securities collateral (Note 6)             391,377,976
  Payable for Fund shares reacquired                              2,524,718
  Investment advisory fee payable                                 1,638,476
  Distribution plan fees payable                                    873,189
  Administration fee payable                                        564,998
  Deferred compensation payable                                     250,234
  Payable for securities purchased                                  124,146
  Accrued expenses                                                  970,865
---------------------------------------------------------------------------
  Total Liabilities                                             398,324,602
---------------------------------------------------------------------------
Total Net Assets                                             $3,946,687,946
---------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                $      329,761
  Capital paid in excess of par value                         3,771,246,574
  Accumulated net investment loss                                  (411,566)
  Accumulated net realized loss from investment
   transactions, options and foreign currencies                (264,866,908)
  Net unrealized appreciation of investments and foreign
   currencies                                                   440,390,085
---------------------------------------------------------------------------
Total Net Assets                                             $3,946,687,946
---------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                       137,564,820
----------------------------------------------------------------------------
  Class B                                                       111,702,789
----------------------------------------------------------------------------
  Class L                                                        72,711,860
----------------------------------------------------------------------------
  Class Y                                                         7,781,450
----------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                     $12.28
----------------------------------------------------------------------------
  Class B *                                                          $11.71
----------------------------------------------------------------------------
  Class L *                                                          $11.71
----------------------------------------------------------------------------
  Class Y (and redemption price)                                     $12.51
----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value
   per share)                                                        $12.93
----------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                        $11.83
---------------------------------------------------------------------------

* Redemption price is NAV of Class B and L shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

       10 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 STATEMENT OF OPERATIONS                   FOR THE YEAR ENDED SEPTEMBER 30, 2003


INVESTMENT INCOME:
  Dividends                                                   $   47,528,963
  Interest (Note 6)                                                2,156,104
  Less: Foreign withholding tax                                     (497,213)
---------------------------------------------------------------------------
  Total Investment Income                                         49,187,854
---------------------------------------------------------------------------
EXPENSES:
  Distribution plan fees (Note 7)                                 22,912,053
  Investment advisory fee (Note 2)                                17,375,731
  Shareholder servicing fees (Note 7)                              6,650,207
  Administration fee (Note 2)                                      6,076,281
  Directors' fees                                                    344,234
  Shareholder communications (Note 7)                                293,466
  Custody                                                            217,521
  Audit and legal                                                    160,051
  Registration fees                                                  142,635
  Other                                                               75,579
---------------------------------------------------------------------------
  Total Expenses                                                  54,247,758
---------------------------------------------------------------------------
Net Investment Loss                                               (5,059,904)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
   Investment transactions                                      (148,271,179)
   Options written                                                   468,019
   Options purchased                                              (2,063,100)
   Foreign currency transactions                                    (133,669)
---------------------------------------------------------------------------
  Net Realized Loss                                             (149,999,929)
---------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
   Investments                                                 1,127,771,359
   Foreign currencies                                                  1,155
---------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                      1,127,772,514
---------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies          977,772,585
---------------------------------------------------------------------------
Increase in Net Assets From Operations                        $  972,712,681
---------------------------------------------------------------------------

                      See Notes to Financial Statements.

       11 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS           FOR THE YEARS ENDED SEPTEMBER 30,



                                                        2003             2002
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                              $   (5,059,904) $   (11,446,600)
  Net realized loss                                  (149,999,929)     (70,886,068)
  (Increase) decrease in net unrealized
   depreciation                                     1,127,772,514     (918,929,388)
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Operations                                         972,712,681   (1,001,262,056)
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 10):
  Net realized gains                                           --      (15,206,484)
----------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                                --      (15,206,484)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                    692,864,674    1,350,144,322
  Net asset value of shares issued for
   reinvestment of dividends                                   --       14,200,230
  Cost of shares reacquired                          (693,081,236)    (815,703,703)
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund
   Share Transactions                                    (216,562)     548,640,849
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     972,496,119     (467,827,691)

NET ASSETS:
  Beginning of year                                 2,974,191,827    3,442,019,518
----------------------------------------------------------------------------------
  End of year*                                     $3,946,687,946  $ 2,974,191,827
----------------------------------------------------------------------------------
*  Includes accumulated net investment loss of:         $(411,566)       $(641,001)
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

       12 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked price; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on an accrual basis; (f) realized gains or losses on the sale of securities are calculated based on the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; the Fund distributes dividends and capital gains, if any, annually; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $5,368,891 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of the Fund's average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next $0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the Fund's average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of the Fund's average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the Fund's average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

       13 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub- transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended September 30, 2003, the Fund paid transfer agent fees of $7,199,955 to CTB.

Citigroup Global Markets Inc. ("CGM"), formerly known as Salomon Smith Barney Inc., and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. For the year ended September 30, 2003, CGM and its affiliates received brokerage commissions of $254,155 on portfolio transactions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2003, CGM and its affiliates received sales charges of approximately $5,321,000 and $884,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the year ended September 30, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                    Class A  Class B   Class L
--------------------------------------------------------------
CDSCs                               $2,000  $2,965,000 $99,000
-------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended September 30, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

------------------------------------------------------
Purchases                                $1,285,882,507
------------------------------------------------------
Sales                                     1,141,686,603
------------------------------------------------------

At September 30, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------------
Gross unrealized appreciation            $ 649,113,907
Gross unrealized depreciation             (222,984,130)
------------------------------------------------------
Net unrealized appreciation              $ 426,129,777
------------------------------------------------------

       14 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 2003, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

The following covered call option transactions occurred during the year ended September 30, 2003:

                                    Number of
                                    Contracts   Premiums
----------------------------------------------------------
Options written, outstanding at
 September 30, 2002                      --   $         0
Options written                       9,100     1,984,989
Options closed                       (9,100)   (1,984,989)
---------------------------------------------------------
Options written, outstanding at
 September 30, 2003                      --   $         0
---------------------------------------------------------

       15 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2003, the Fund loaned stocks having a market value of $380,818,936. The Fund received cash collateral amounting to $391,377,976, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended September 30, 2003 was $578,742.

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2003, total Rule 12b-1 Distribution Plan fees incurred, which are accrued daily and paid monthly, were as follows:

                                                Class A     Class B    Class L
--------------------------------------------------------------------------------
Rule 12b-1 Distribution Plan Fees              $3,539,434 $11,895,865 $7,476,754
-------------------------------------------------------------------------------

For the year ended September 30, 2003, total Shareholder Servicing fees were as follows:
                                     Class A    Class B     Class L    Class Y
--------------------------------------------------------------------------------
Shareholder Servicing Fees          $2,532,659 $2,584,149  $1,533,182       $217
-------------------------------------------------------------------------------

For the year ended September 30, 2003, total Shareholder Communication expenses were as follows:
                                     Class A    Class B     Class L    Class Y
--------------------------------------------------------------------------------
Shareholder Communication Expenses    $121,714   $101,235     $63,000     $6,717
-------------------------------------------------------------------------------

8. Capital Loss Carryforward

At September 30, 2003, the Fund had, for Federal income tax purposes, a total of approximately $210,894,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                              2005      2006      2007     2008      2010        2011
-----------------------------------------------------------------------------------------
Capital Loss Carryforwards $7,303,000 $884,000 $2,768,000 $41,000 $2,808,000 $197,090,000
-----------------------------------------------------------------------------------------

In addition, the Fund had $39,714,263 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

       16 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

9. Income Tax Information and Distributions to Shareholders

At September 30, 2003, the tax basis components of distributable earnings were:

-------------------------------------------------
Accumulated capital losses          $(203,549,956)
-------------------------------------------------
Unrealized appreciation               426,130,932
-------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to losses recognized for books but deferred for tax.

At September 30, 2003, the Fund did not make any distributions.

10.Distributions Paid to Shareholders by Class

                         Year Ended         Year Ended
-                    September 30, 2003 September 30, 2002
----------------------------------------------------------
Net Realized Gains
Class A                      --            $ 5,701,326
Class B                      --              5,918,584
Class L                      --              3,308,795
Class Y                      --                277,779
---------------------------------------------------------
Total                        --            $15,206,484
---------------------------------------------------------

11.Capital Shares

At September 30, 2003, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2003, a significant concentration of Class Y shares were held by other Smith Barney Mutual Funds.

Transactions in shares of each class were as follows:

                             Year Ended                  Year Ended
                         September 30, 2003          September 30, 2002
                     --------------------------  --------------------------
                        Shares        Amount        Shares        Amount
----------------------------------------------------------------------------
Class A
Shares sold           30,685,983  $ 331,853,405   40,689,655  $ 518,296,450
Shares issued on
 reinvestment                 --             --      399,727      5,404,317
Shares reacquired    (21,451,769)  (225,742,332) (21,691,915)  (261,712,343)
---------------------------------------------------------------------------
Net Increase           9,234,214  $ 106,111,073   19,397,467  $ 261,988,424
---------------------------------------------------------------------------
Class B
Shares sold           19,395,608  $ 200,270,972   38,597,960  $ 477,783,628
Shares issued on
 reinvestment                 --             --      429,056      5,607,745
Shares reacquired    (30,066,864)  (302,368,332) (33,212,175)  (391,353,511)
---------------------------------------------------------------------------
Net Increase
 (Decrease)          (10,671,256) $(102,097,360)   5,814,841  $  92,037,862
---------------------------------------------------------------------------
Class L
Shares sold           12,384,292  $ 129,503,489   27,950,204  $ 349,465,653
Shares issued on
 reinvestment                 --             --      243,918      3,188,010
Shares reacquired    (15,232,499)  (152,285,232) (14,121,506)  (162,400,267)
---------------------------------------------------------------------------
Net Increase
 (Decrease)           (2,848,207) $ (22,781,743)  14,072,616  $ 190,253,396
---------------------------------------------------------------------------
Class Y
Shares sold            2,950,475  $  31,236,808      362,809  $   4,598,591
Shares issued on
 reinvestment                 --             --           12            158
Shares reacquired     (1,104,646)   (12,685,340)     (18,238)      (237,582)
---------------------------------------------------------------------------
Net Increase           1,845,829  $  18,551,468      344,583  $   4,361,167
---------------------------------------------------------------------------

       17 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

12.Change in Independent Auditors

PricewaterhouseCoopers LLP was previously the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Directors in a meeting held on April 1, 2003, resulting in KPMG LLP's appointment as independent auditors of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP for the years ended September 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

13.Subsequent Event

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

       18 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares                              2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $9.16       $11.99      $15.97      $12.90      $10.07
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.03         0.02        0.06        0.04        0.04
 Net realized and unrealized gain (loss)     3.09        (2.80)      (2.85)       3.86        3.53
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          3.12        (2.78)      (2.79)       3.90        3.57
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --           --          --          --       (0.02)
 Net realized gains                            --        (0.05)      (1.19)      (0.83)      (0.72)
------------------------------------------------------------------------------------------------
Total Distributions                            --        (0.05)      (1.19)      (0.83)      (0.74)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.28        $9.16      $11.99      $15.97      $12.90
------------------------------------------------------------------------------------------------
Total Return                                34.06%      (23.33)%    (18.52)%     31.55%      37.17%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $1,690       $1,176      $1,306      $1,085        $681
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.15%        1.05%       1.02%       1.06%       1.17%
 Net investment income                       0.28         0.17        0.44        0.29        0.35
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        34%          39%         42%         38%         43%
------------------------------------------------------------------------------------------------

Class B Shares                              2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $8.81       $11.62      $15.63      $12.73      $10.01
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.05)       (0.08)      (0.05)      (0.07)      (0.05)
 Net realized and unrealized gain (loss)     2.95        (2.68)      (2.77)       3.80        3.49
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          2.90        (2.76)      (2.82)       3.73        3.44
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --           --          --          --          --
 Net realized gains                            --        (0.05)      (1.19)      (0.83)      (0.72)
------------------------------------------------------------------------------------------------
Total Distributions                            --        (0.05)      (1.19)      (0.83)      (0.72)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.71        $8.81      $11.62      $15.63      $12.73
------------------------------------------------------------------------------------------------
Total Return                                32.92%      (23.90)%    (19.16)%     30.59%      36.00%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $1,308       $1,078      $1,354      $1,323        $884
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.94%        1.84%       1.83%       1.84%       1.94%
 Net investment loss                        (0.50)       (0.62)      (0.37)      (0.50)      (0.42)
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        34%          39%         42%         38%         43%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

19 Smith Barney Fundamental Value Fund Inc. |
                               2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class L Shares                              2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $8.81       $11.61      $15.62      $12.73      $10.01
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.05)       (0.07)      (0.05)      (0.07)      (0.05)
 Net realized and unrealized gain (loss)     2.95        (2.68)      (2.77)       3.79        3.49
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          2.90        (2.75)      (2.82)       3.72        3.44
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --           --          --          --          --
 Net realized gains                            --        (0.05)      (1.19)      (0.83)      (0.72)
------------------------------------------------------------------------------------------------
Total Distributions                            --        (0.05)      (1.19)      (0.83)      (0.72)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.71        $8.81      $11.61      $15.62      $12.73
------------------------------------------------------------------------------------------------
Total Return                                32.92%      (23.83)%    (19.17)%     30.51%      36.00%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $852         $665        $714        $266         $84
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.93%        1.83%       1.82%       1.86%       1.95%
 Net investment loss                        (0.49)       (0.60)      (0.38)      (0.47)      (0.43)
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        34%          39%         42%         38%         43%
------------------------------------------------------------------------------------------------

Class Y Shares                              2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $9.29       $12.11      $16.07      $12.93      $10.10
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.08         0.07        0.11        0.08        0.09
 Net realized and unrealized gain (loss)     3.14        (2.84)      (2.88)       3.89        3.52
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          3.22        (2.77)      (2.77)       3.97        3.61
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --           --          --          --       (0.06)
 Net realized gains                            --        (0.05)      (1.19)      (0.83)      (0.72)
------------------------------------------------------------------------------------------------
Total Distributions                            --        (0.05)      (1.19)      (0.83)      (0.78)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.51        $9.29      $12.11      $16.07      $12.93
------------------------------------------------------------------------------------------------
Total Return                                34.66%      (23.01)%    (18.27)%     32.04%      37.57%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $97          $55         $68         $81         $81
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.72%        0.70%       0.71%       0.75%       0.82%
 Net investment income                       0.69         0.53        0.76        0.56        0.71
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        34%          39%         42%         38%         43%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

       20 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Fundamental Value Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Fundamental Value Fund Inc. ("Fund") as of September 30, 2003, and the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2002 and the financial highlights for each of the years in the four year period ended September 30, 2002 were audited by other auditors whose report thereon, dated November 15, 2002, expressed an unqualified opinion on the statements of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and broker. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
November 11, 2003, except for Note 13
Subsequent Event which is dated November 28, 2003

       21 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney Fundamental Value Fund ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                     Number of
                                                   Term of                                          Portfolios
                                                 Office* and                                          in Fund       Other
                                     Position(s)  Length of                                           Complex   Directorships
                                      Held with     Time            Principal Occupation(s)          Overseen      Held by
Name, Address and Age                   Fund       Served           During Past Five Years          by Director   Director
-----------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Robert M. Frayn, Jr.                  Director      Since    Retired; Former President and Director       1         None
2116 88th N.E.                                      1981     of Book Publishing Co.
Bellevue, WA 98004
Age 66

Leon P. Gardner                       Director      Since    Private Investor; Former Chairman of         1         None
2310 NW Blue Ridge Drive                            1984     Fargo's Pizza Co.
Seattle, WA 98177
Age 72

Howard J. Johnson                     Director    From 1981  Private Investor; Former Vice                1         None
30 Sutton Place                                    to 1998   Chairman, Benefit and Investment
New York, NY 10022                                   and     Solutions, of Merrill Lynch & Co.;
Age 62                                             2000 to   Former President and Chairman of
                                                   Present   Howard Johnson & Co., an actuary
                                                             and pension consultant

David E. Maryatt                      Director      Since    Private Investor; Former President and       1         None
1326 Fifth Avenue,                                  1983     Director of ALS Co., a real estate
Seattle, WA 98101                                            management and development firm
Age 64

Jerry A. Viscione                     Director      Since    Consultant; Former Executive Vice            1         None
11927 Stendall Drive North                          1993     President of Marquette University
Seattle, WA 98133
Age 56

Interested Directors:

R. Jay Gerken, CFA**                  Chairman,     Since    Managing Director of Citigroup Global      219         None
Citigroup Asset Management (''CAM'')  President     2002     Markets Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor            and Chief              President and Chief Executive Officer
New York, NY 10022                    Executive              of Smith Barney Fund Management
Age 52                                Officer                LLC ("SBFM"), Travelers Investment
                                                             Adviser, Inc. ("TIA") and Citi Fund
                                                             Management, Inc. ("CFM"); President
                                                             and Chief Executive Officer of certain
                                                             mutual funds associated with
                                                             Citigroup Inc.; Formerly Portfolio
                                                             Manager of Smith Barney Allocation
                                                             Series Inc. (from 1996-2001) and
                                                             Smith Barney Growth and Income
                                                             Fund (from 1996-2000)

       22 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

                                                                                                        Number of
                                                Term of                                                Portfolios
                                               Office and                                                in Fund       Other
                                 Position(s)   Length of                                                 Complex   Directorships
                                  Held with       Time              Principal Occupation(s)             Overseen      Held by
Name, Address and Age               Fund         Served             During Past Five Years             by Director   Director
--------------------------------------------------------------------------------------------------------------------------------
Officers:

Andrew B. Shoup***             Senior Vice       Since    Director of CAM; Senior Vice President and       N/A          N/A
CAM                            President         2003     Chief Administrative Officer of mutual
125 Broad Street, 10th Floor   and Chief                  funds associated with Citigroup Inc.; Head
New York, NY 10004             Administrative             of International Funds Administration of
Age 47                         Officer                    CAM from 2001 to 2003; Director of
                                                          Global Funds Administration of CAM from
                                                          2000 to 2001; Head of U.S. Citibank Funds
                                                          Administration of CAM from 1998 to 2000

Richard L. Peteka              Chief Financial   Since    Director of CGM; Chief Financial Officer         N/A          N/A
CAM                            Officer and       2002     and Treasurer of certain mutual funds
125 Broad Street, 11th Floor   Treasurer                  associated with Citigroup Inc.; Director and
New York, NY 10004                                        Head of Internal Control for Citigroup Asset
Age 42                                                    Management U.S. Mutual Fund
                                                          Administration from 1999-2002; Vice
                                                          President, Head of Mutual Fund
                                                          Administration and Treasurer at
                                                          Oppenheimer Capital from 1996-1999

John G. Goode                  Vice President    Since    Managing Director of CGM; Chairman and           N/A          N/A
CAM                            and Investment    1990     Chief Investment Officer of Davis Skaggs
One Sansome Street, 36th Floor Officer                    Investment Management (''Davis Skaggs''),
San Francisco, CA 94104                                   a division of Citigroup Asset Management
Age 57

Peter J. Hable                 Vice President    Since    Managing Director of CGM; President of           N/A          N/A
CAM                            and Investment    2001     Davis Skaggs
One Sansome Street, 36th Floor Officer
San Francisco, CA 94104
Age 43

Kaprel Ozsolak                 Controller        Since    Vice President of CGM; Controller of             N/A          N/A
CAM                                              2002     certain funds associated with Citigroup Inc.
125 Broad Street, 11th Floor
New York, NY 10004
Age 38

Robert I. Frenkel***           Secretary         Since    Managing Director and General Counsel of         N/A          N/A
CAM                            and Chief         2003     Global Mutual Funds for CAM and its
300 First Stamford Place       Legal Officer              predecessor (since 1994); Secretary of
4th Floor                                                 CFM; Secretary and Chief Legal Officer
Stamford, CT 06902                                        of mutual funds associated with
Age 48                                                    Citigroup Inc.

--------
* Directors are elected until the Fund's next annual meeting and until their successors are elected and qualified.
** Mr. Gerken is a Director who is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of SBFM and certain of its affiliates.
*** As of November 25, 2003.

       23 Smith Barney Fundamental Value Fund Inc. | 2003 Annual Report

                                 SMITH BARNEY
                          FUNDAMENTAL VALUE FUND INC.



        DIRECTORS                         INVESTMENT ADVISER
        Robert M. Frayn, Jr.              AND ADMINISTRATOR
        Leon P. Gardner                   Smith Barney Fund
        R. Jay Gerken, CFA                  Management LLC
          Chairman
        Howard J. Johnson                 DISTRIBUTORS
        David E. Maryatt                  Citigroup Global Markets Inc.
        Jerry A. Viscione                 PFS Distributors, Inc.

        OFFICERS                          CUSTODIAN
        R. Jay Gerken, CFA                State Street Bank and
        President and                       Trust Company
        Chief Executive Officer
                                          TRANSFER AGENT
        Andrew B. Shoup*                  Citicorp Trust Bank, fsb.
        Senior Vice President and         125 Broad Street, 11th Floor
        Chief Administrative Officer      New York, New York 10004

        Richard L. Peteka                 SUB-TRANSFER AGENTS
        Chief Financial Officer           PFPC Inc.
        and Treasurer                     P.O. Box 9699
                                          Providence, Rhode Island
        John G. Goode                     02940-9699
        Vice President and
        Investment Officer                Primerica Shareholder Services
                                          P.O. Box 9662
        Peter J. Hable                    Providence, Rhode Island
        Vice President and                02940-9662
        Investment Officer

        Kaprel Ozsolak
        Controller

        Robert I. Frenkel*
        Secretary and Chief Legal Officer

  * As of November 25, 2003.

   Smith Barney Fundamental Value Fund Inc.




 This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com




 (C)2003 Citigroup Global Markets Inc. Member NASD, SIPC

 FD00283 11/03                                                           03-5677

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Jerry Viscione, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Viscione as the Audit Committee's financial expert. Mr. Viscione is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)  Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Fundamental Value Fund Inc.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Smith Barney Fundamental Value Fund Inc.

Date:    December 12, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         Smith Barney Fundamental Value Fund Inc.

Date:    December 12, 2003

By:      /s/ Richard L. Peteka
         Chief Financial Officer of
         Smith Barney Fundamental Value Fund Inc.

Date:    December 12, 2003